Exhibit 99.1

Joint Filer Information

Name of Joint Filer:	Saudi National Bank

Address of Joint Filer:	King Abdulaziz Street
P.O. Box 3555
Jeddah, Saudi Arabia 21481

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	TCG BDC II, Inc. (NONE)

Date of Earliest Transaction Required to be
Reported (Month/Day/Year):	September 10, 2021

Designated Filer:	Saudi National Bank

Signature:

Saudi National Bank	Saudi National Bank

/s/ Reem Abdulrahman Al Majed	/s/ Ali Shubbar
Name: Reem Abdulrahman Al Majed	Name: Ali Shubbar
Title: Treasurer – Bahrain Branch	Title: Head, Treasury Operations & Bahrain Operations

9/23/2021	9/23/2021
Date	Date

Exhibit 99.1

Joint Filer Information

Name of Joint Filer:	SNB Capital Company

Address of Joint Filer:	4th Floor Tower B
SNB Regional Building
King Saud Road, P.O. Box 22216

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	TCG BDC II, Inc. (NONE)

Date of Earliest Transaction Required to be
Reported (Month/Day/Year):	September 10, 2021

Designated Filer:	Saudi National Bank

Signature:

SNB Capital Company

/s/ Wisam Fasihaldin
Name: Wisam Fasihaldin
Title: Chief Finance Officer

9/23/2021
Date

Exhibit 99.1

Joint Filer Information

Name of Joint Filer:	NCB Capital Credit Fund I L.P.

Address of Joint Filer:	c/o NCB Capital Credit Fund I GP Co.
Walkers Corporate Limited
190 Elgin Ave
George Town, Grand Cayman KY1-9008

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	TCG BDC II, Inc. (NONE)

Date of Earliest Transaction Required to be
Reported (Month/Day/Year):	September 10, 2021

Designated Filer:	Saudi National Bank

Signature:

NCB Capital Credit Fund I L.P.
By: NCB Capital Credit Fund I GP Co., its general partner

/s/ Pankaj Gupta
Name: Pankaj Gupta
Title: Director

9/23/2021
Date

Exhibit 99.1

Joint Filer Information

Name of Joint Filer:	NCB Capital Credit Fund I GP Co.

Address of Joint Filer:	Walkers Corporate Limited
190 Elgin Ave
George Town, Grand Cayman KY1-9008

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	TCG BDC II, Inc. (NONE)

Date of Earliest Transaction Required to be
Reported (Month/Day/Year):	September 10, 2021

Designated Filer:	Saudi National Bank

Signature:

NCB Capital Credit Fund I GP Co.

/s/ Pankaj Gupta
Name: Pankaj Gupta
Title: Director

9/23/2021
Date